UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2009
SYNIVERSE HOLDINGS, INC.
SYNIVERSE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware Delaware	001-32432 333-88168	30-0041666 06-1262301

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8125 Highwoods Palm Way, Tampa, Florida	33647

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 637-5000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On October 23, 2009 (the “Closing Date”), Syniverse Holdings, Inc. (the “Company”) completed the purchase from VeriSign, Inc. (“VeriSign”), a Delaware corporation, and certain of its foreign subsidiaries (collectively, the “Seller”) the Seller’s Inter-Carrier Gateway, Premium Messaging Gateway, PictureMail/Integrated Multimedia Message Service and Mobile Enterprise Solutions businesses (collectively, the “VM3 Business”), pursuant to an acquisition agreement, dated as of August 24, 2009, as subsequently amended October 2, 2009 and October 23, 2009, by and among the Company and the Seller (the “Agreement”). The purchase was completed for cash proceeds of $174.5 million, after preliminary adjustments to reflect the parties’ current estimate of working capital associated with the VM3 Business as of the Closing Date. The transaction will be subject to a final adjustment to reflect the actual working capital balance as of the Closing Date.
Pursuant to the Agreement, the Company acquired (i) all of the equity interests owned by VeriSign in VeriSign ICX Corporation (“ICX”), a Delaware corporation and wholly-owned subsidiary of VeriSign, which owns a substantial portion of the VM3 Business assets and (b) certain other assets related to ICX and the VM3 Business, including (i) certain contracts, (ii) certain accounts receivable and prepaid expenses, (iii) certain office furniture, computers, servers and other equipment, (iv) ownership of or the right to use certain intellectual property, (v) certain claims, causes of action and rights accruing after the closing of the sale and (vi) all of the Seller’s and ICX’s goodwill in the VM3 Business as a going concern. Certain employees of the VM3 Business became employees of ICX upon the Closing Date.
A copy of the Agreement is attached hereto as Exhibits 2.1, 2.2 and 2.3. The description of the Agreement as set forth in this Current Report is qualified in its entirety by reference to the full text of the Agreement attached hereto.
A copy of the press release announcing the Company’s completion of the purchase of the Seller’s VM3 Business is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

2.1
Acquisition Agreement, dated as of August 24, 2009, by and among VeriSign, Inc. and certain of its subsidiaries, and Syniverse Holdings, Inc. (exhibits and schedules omitted pursuant to Regulation S-K, Item 6.01(b)(2), a copy of such omitted exhibits and schedules to be provided to the Securities and Exchange Commission upon request).*

2.2	Letter Amendment No. 1, dated as of October 2, 2009, by and among VeriSign, Inc. and certain of its subsidiaries, and Syniverse Holdings, Inc.

2.3
Letter Amendment No. 2, dated as of October 23, 2009, by and among VeriSign, Inc. and certain of its subsidiaries, and Syniverse Holdings, Inc. and Syniverse Technologies Services (India) Private Limited (annexes and schedules omitted pursuant to Regulation S-K, Item 6.01(b)(2), a copy of such omitted annexes and schedules to be provided to the Securities and Exchange Commission upon request).

99.1	Press Release of Syniverse Holdings, Inc., dated October 26, 2009.

*	Confidential treatment has been requested with respect to portions of this exhibit.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

SYNIVERSE HOLDINGS, INC. (REGISTRANT)

Date: October 29, 2009	By:	/s/ Laura E. Binion

Name: Laura E. Binion
Title: Senior Vice President, General Counsel and Secretary

SYNIVERSE TECHNOLOGIES, INC. (REGISTRANT)

By:	/s/ Laura E. Binion

Name: Laura E. Binion
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

2.1
Acquisition Agreement, dated as of August 24, 2009, by and among VeriSign, Inc. and certain of its subsidiaries, and Syniverse Holdings, Inc. (exhibits and schedules omitted pursuant to Regulation S-K, Item 6.01(b)(2), a copy of such omitted exhibits and schedules to be provided to the Securities and Exchange Commission upon request).*

2.2	Letter Amendment No. 1, dated as of October 2, 2009, by and among VeriSign, Inc. and certain of its subsidiaries, and Syniverse Holdings, Inc.

2.3
Letter Amendment No. 2, dated as of October 23, 2009, by and among VeriSign, Inc. and certain of its subsidiaries, and Syniverse Holdings, Inc. and Syniverse Technologies Services (India) Private Limited (annexes and schedules omitted pursuant to Regulation S-K, Item 6.01(b)(2), a copy of such omitted annexes and schedules to be provided to the Securities and Exchange Commission upon request).

99.1	Press Release of Syniverse Holdings, Inc., dated October 26, 2009.

*	Confidential treatment has been requested with respect to portions of this exhibit.

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